SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 17, 1999
                                                          -------------


                       HOLLYWOOD ENTERTAINMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Oregon                        0-21824                93-0981138
-------------------------------        -----------          -------------------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)           File No.)          Identification No.)


9275 SW Peyton Lane, Wilsonville, Oregon                          97070
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(Address of principal executive offices)                        (Zip Code)


                                 (503) 570-1600
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.  Other Events

     On June 17, 1999 Hollywood Entertainment Corporation (the "Company") announced that it had entered into an agreement to sell $50 million aggregate principal amount of 10-5/8% senior subordinated notes. The Company's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Press release dated June 17, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 18, 1999

                                       HOLLYWOOD ENTERTAINMENT CORPORATION



                                       By DONALD J. EKMAN
                                          --------------------------------------
                                          Donald J. Ekman, Senior Vice President
                                            and General Counsel


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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

  99.1        Press release dated June 17, 1999.